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                                                                    Exhibit 99.1



COMPANY NEWS

               CDIT
               CONSUMER DIRECT OF AMERIC OTCBB


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AGGRESSIVE INVESTOR STOCK ALERT FOR FRIDAY!

NOTE TO EDITORS: THE FOLLOWING IS AN INVESTMENT OPINION BEING ISSUED BY WALL STREET CAPITAL FUNDING.

Wall Street News Alert's "stocks to watch" this Friday morning are: Consumer Direct of America (NASDAQ-OTCBB: CDIT) (OTC BB: CDIT), ID Biomedical Corporation (NASDAQ-NMS: IDBE) (NASDAQ: IDBE), Bombay Company (NYSE: BBA) Inc. (NYSE: BBA) and AT&T Wireless Services (NYSE: AWE).

The stock of Consumer Direct of America (NASDAQ-OTCBB: CDIT) (OTC BB: CDIT) may have the potential for a big move this morning! Yesterday after the markets closed, the company issued a press release stating that it will acquire Pro Mortgage, in a move that will double loan volume and revenues!

The acquisition should anchor Consumer Direct, a leading consolidator in the mortgage brokerage industry, in the lucrative Northern California market. Pro Mortgage brings to Consumer Direct a talented management team and 25 loan officers, and is Marin County's leading upscale mortgage company with a market focus in San Francisco and residential areas north of the city. This should be huge news for investors!

Pro Mortgage annual closed loan volume was in excess of $385 million in 2002 and is on track to reach $500 million in 2003. This acquisition is the latest action taken by Consumer Direct of America (NASDAQ-OTCBB: CDIT) in its mission to become the nation's number one consolidator of regional mortgage brokerage companies. Michael A. Barron, CEO of Consumer Direct of America (NASDAQ-OTCBB:
CDIT), stated, "By adding the nearly $500 million per year in volume they produce, we are greatly expanding our profit margins and offering our customers a broader base of services."

Investors need to watch this one very closely! Consumer Direct of America (NASDAQ-OTCBB: CDIT) is a leading consolidator of the growing mortgage brokerage business. The company currently employs over 350 people, 240 of which are residential mortgage real estate brokerage professionals who have closed loan volume of over $330 million and $50 million in real estate sales for the year ended Dec. 31, 2002. According to company information, they plan to have 20 regional hubs across the United States by the end of 2004. The company's core competence in direct-to-consumer marketing technologies and methods results in efficiency rates that are up to 150% higher than industry averages.

Stocks showing interesting activity yesterday were: ID Biomedical Corporation (NASDAQ-NMS: IDBE) (NASDAQ: IDBE) up 1.6% on 1.4 million shares traded, Bombay Company (NYSE: BBA) Inc. (NYSE: BBA) down 17.4% on 3.5 million shares traded and AT&T Wireless Services (NYSE: AWE) up 2.8% on 19 million shares traded.

Commentary: World's Fastest Internet Countries

"Scandinavia tops the world in fast Internet access and other communications technologies. South Korea and other Asian countries are catching up fast according to the U.N. communications agency. Sweden was first in the Digital Access Index, closely followed by Denmark and Iceland, while Norway was fifth. South Korea was fourth; also in the top ten were the Netherlands, Hong Kong, Finland, Taiwan, and Canada. The United States was 11th, partially held back by an underdeveloped mobile




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phone system," stated Sonja Rudd in Wall Street News Alert's daily commentary continued at: http://www.WallStreetNewsAlert.com.

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*** Wall Street News Alert is not affiliated with faxes bearing the names Wall
Street Stock Alert or Wall Street News Alert!

Wall Street News Alert is a division of Wall Street Capital Funding LLC (WSCF). WSCF is not a registered broker/dealer and may not sell, offer to sell or offer to buy any security. WSCF profiles are not a solicitation or recommendation to buy, sell or hold securities. An offer to buy or sell can be made only with accompanying disclosure documents from the company offering or selling securities and only in the states and provinces for which they are approved. The material in this release is intended to be strictly informational. The companies that are discussed in this release have not approved the statements made in this release nor approved the timing of this release. All statements and expressions are the sole opinion of WSCF and are subject to change without notice. Information in this release is derived from a variety of sources including that company's publicly disseminated information, third parties and WSCF research. The accuracy or completeness of the information is not warranted and is only as reliable as the sources from which it was obtained. WSCF disclaims any and all liability as to the completeness or accuracy of the information contained and any omissions of material fact in this release. The release may contain technical inaccuracies or typographical errors. It is strongly recommended that any purchase or sale decision be discussed with a financial adviser, or a broker-dealer, or a member of any financial regulatory bodies. Investment in the securities of the companies' discussed in this release is highly speculative and carries a high degree of risk. WSCF is not liable for any investment decisions by its readers or subscribers. Investors are cautioned that they may lose all or a portion of their investment if they make a purchase in WSCF profiled stocks.

This profile is not without bias, and is a paid release. WSCF has been compensated for dissemination of company information on behalf of one or more of the companies mentioned in this release. (WSNA has been compensated One Hundred Thousand shares for coverage of Consumer Direct of America (NASDAQ-OTCBB:CDIT)(OTC BB:CDIT), by a third party (Future Holdings, Corp), who is non-affiliated, for services provided including dissemination of company information in this release. WNSA has sold Sixty-Seven Thousand of its shares. WSCF may have received shares of a company profiled in this release prior to the dissemination of the information in this release. WSCF may immediately sell some or any shares in a profiled company held by WSCF and may have previously sold
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cause the company's stock price to increase, in which event WSCF would make a profit when it sells its stock in a company. In addition, WSCF's selling of a company's stock may have a negative effect on the market price of the stock. Market commentary provided by Sonja Rudd.

This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E the Securities Exchange Act of 1934, as amended and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected." You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, and other risks identified in a companies' annual report on Form 10-K or 10-KSB and other filings made by such company with the Securities and Exchange Commission. You should consider these factors in evaluating the forward-looking statements included herein, and not place undue reliance on such statements. The forward-looking statements in this release are made as of the date hereof and WSCF undertakes no obligation to update such statements.

Contact:
Roy Campbell
Email: info@wallstreetnewsalert.com
URL: http://www.wallstreetnewsalert.com
Company: Wall Street News Alert